UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 26, 2006

ZIOPHARM Oncology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-32353	84-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Avenue of the Americas, 19th Floor
New York, NY 10036
(Address of principal executive offices) (Zip Code)

(646) 214-0700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Adoption of Amendment to 2003 Stock Option Plan

At the Company’s annual stockholders’ meeting held on April 26, 2006, the Registrant’s stockholders approved the adoption of an amendment (the “Amendment”) to the 2003 Stock Option Plan (the “2003 Plan”) that increases the number of shares of common stock available for issuance under the 2003 Plan from 1,252,436 shares to 2,002,436 shares. A copy of the Amendment is filed as Exhibit 10.1 to this report.

Grant of Stock Options to Director and Officers

Effective upon the approval of the Amendment by the Company stockholders on April 26, 2006, as discussed above, the Company granted stock options to each of its six non-employee directors to purchase 15,000 shares of the Company’s common stock. Each such stock option was granted under the 2003 Plan, was vested with respect to all shares on the date of grant and has an exercise price per share equal to $5.01. Otherwise, each such stock option was granted in substantially in the form attached as Exhibit 10.10 to the Registrant’s Annual Report on Form 10-KSB (SEC File No. 000-32353) filed March 20, 2006.

Also effective upon the approval of the Amendment by the Company stockholders on April 26, 2006, as discussed above, the Company granted stock options, each with an exercise price per share equal to $5.01, to the following officers in the amounts and subject to the vesting provisions set forth below:

Name	Title	No. of Options	Vesting
Jonathan Lewis	Chief Executive Officer	214,315	100% upon date of grant

Richard E. Bagley	President, Chief Operating Officer and Treasurer	54,873	100% upon date of grant
		40,000	50% upon date of grant and 50% on December 14, 2006

Robert Peter Gale	Senior Vice President Research	25,000	50% upon date of grant and 50% on December 14, 2006

Otherwise, each such stock option was granted in substantially in the form attached as Exhibit 10.8 to the Registrant’s Annual Report on Form 10-KSB (SEC File No. 000-32353) filed March 20, 2006.

Item 8.01. Other Events.

Adoption of Amended and Restated Certificate of Incorporation

At the Company’s annual stockholders’ meeting held on April 26, 2006, the Registrant’s stockholders approved the adoption of an Amended and Restated Certificate of Incorporation for the Company, in the form attached as Exhibit 3.1 to this report. A proposal regarding the adoption of the Amended and Restated Certificate of Incorporation was included in the Company’s proxy for the stockholders’ meeting filed with the Securities and Exchange Commission. The Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on April 26, 2006.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Certificate of Incorporation filed , as filed with the Delaware Secretary of State on April 26, 2006.

10.1	Amendment No. 1 to 2003 Stock Incentive Plan of ZIOPHARM Oncology, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM Oncology, Inc.: (Registrant)

Date: April 26, 2006	By:	/s/ Jonathan Lewis
Jonathan Lewis, Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation filed , as filed with the Delaware Secretary of State on April 26, 2006.

10.1	Amendment No. 1 to 2003 Stock Incentive Plan of ZIOPHARM Oncology, Inc.